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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2008

BPO Management Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)
0-13591 (Commission File Number)	23-2214195 (IRS Employer Identification No.)
1290 N. Hancock Street, Suite 200, Anaheim Hills, CA (Address of Principal Executive Offices)	92807 (Zip Code)
(714) 974-2670 (Registrant's Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01:    Completion of Acquisition or Disposition of Assets.

        On December 31, 2008, BPO Management Services, Inc., a Pennsylvania corporation (the "Company," formerly known as Healthaxis Inc.) filed a Current Report on Form 8-K announcing the consummation on December 30, 2008 of the merger between Outsourcing Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Healthaxis Inc., and BPO Management Services, Inc., a Delaware corporation, pursuant to the terms of the Agreement and Plan of Merger dated September 5, 2008, as amended on October 21, 2008, by and between Healthaxis Inc., Outsourcing Merger Sub, Inc., and BPO Management Services, Inc., a Delaware corporation. Immediately following the merger, Healthaxis Inc. changed its name to BPO Management Services, Inc.

        The Company hereby amends its December 31, 2008 Current Report on Form 8-K to include the items required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a)
Financial Statements of the Business Acquired

        The financial statements required to be filed by Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 hereto.

(b)
Pro Forma Financial Information

        The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K is filed as Exhibit 99.2 hereto.

(d)
Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated September 5, 2008, by and among Healthaxis Inc., Outsourcing Merger Sub, Inc., and BPO Management Services, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed on September 9, 2008).
2.2
Amendment to Agreement and Plan of Merger, dated as of October 21, 2008, among Healthaxis Inc., Outsourcing Merger Sub, Inc. and BPO Management Services, Inc. (incorporated by reference to Exhibit 10.1 to the Company's Form 8-K filed on October 27, 2008).
99.1	Financial statements of BPO Management Services, Inc., a Delaware corporation
99.2	Unaudited Pro Forma Consolidated Financial Statements

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2009
BPO MANAGEMENT SERVICES, INC.
	By:	/s/ DONALD RUTHERFORD Donald Rutherford Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated September 5, 2008, by and among Healthaxis Inc., Outsourcing Merger Sub, Inc., and BPO Management Services, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed on September 9, 2008).
2.2
Amendment to Agreement and Plan of Merger, dated as of October 21, 2008, among Healthaxis Inc., Outsourcing Merger Sub, Inc. and BPO Management Services, Inc. (incorporated by reference to Exhibit 10.1 to the Company's Form 8-K filed on October 27, 2008).
99.1	Financial statements of BPO Management Services, Inc., a Delaware corporation
99.2	Unaudited Pro Forma Consolidated Financial Statements

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  Item 2.01: Completion of Acquisition or Disposition of Assets.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX